                              NOTICE OF WITHDRAWAL
                                       OF
            PREVIOUSLY TENDERED LIMITED PARTNERSHIP DEPOSITARY UNITS
                                       OF
                       AETNA REAL ESTATE ASSOCIATES, L.P.
                                       TO
                             FIRST TRUST CO., L.P.

           PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 14, 1996

                                                      TAX IDENTIFICATION NO.:


                          INSTRUCTIONS FOR WITHDRAWAL

A written or facsimile transmission of a Notice of Withdrawal may be submitted to First Trust Co., L.P. at:

                             First Trust Co., L.P.

                      By Mail, Hand or Overnight Delivery

                               305 Madison Avenue
                                   Suite 1166
                         New York, New York 10164-2955

                                  By Facsimile

                                 (212) 869-3207

                            To Confirm by Telephone

                                (800) 93-FIRST



To:   First Trust Co., L.P.

Ladies/Gentlemen:

      Unless otherwise indicated in the box below, the limited partnership depositary units (Units") of Aetna Real Estate Associates, L.P. (the "Partnership") as listed below, which were previously tendered pursuant to the First Trust Co., L.P. Offer to Purchase dated November 14, 1996, are hereby withdrawn. Please return the tendered Unit certificate(s) and all rights with respect thereto promptly to the undersigned at the address listed above. UNLESS OTHERWISE INDICATED, THE NUMBER OF UNITS BEING WITHDRAWN ARE ALL OF THE UNITS TENDERED.

        DESCRIPTION OF UNIT(S) WITHDRAWN AND SIGNATURE(S) OF UNITHOLDERS

        PARTNERSHIP                           NUMBER OF UNITS WITHDRAWN





                         UNITHOLDER(S) SIGNATURE BOX
                             (All Owners Must Sign)

If tendered by the Unitholder(s) listed above, please sign exactly as your name(s) is/are printed (or corrected) above. For joint owners, each joint owner must sign. ALL SIGNATURES MUST BE MEDALLION SIGNATURE GUARANTEED BY AN ELIGIBLE INSTITUTION. Note: The signatures of the persons signing this Withdrawal Notice must be the same as those signing the Agreement of Assignment and Transfer for Limited Partnership Depositary Units previously submitted to First Trust Co., L.P. in every respect.

 X
--------------------------------------------------------------------------------
     (Signature of Owner)                                                 (Date)


 X
--------------------------------------------------------------------------------
     (Signature of Co-Owner)                                              (Date)


                             GUARANTEE OF SIGNATURE

Name of Firm:
             -------------------------------------------------------------------
Authorized Signature:
                     -----------------------------------------------------------

                           FIDUCIARY INFORMATION BOX


Complete this box only if signing as a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity. ALL SIGNATURES MUST BE MEDALLION SIGNATURE GUARANTEED BY AN ELIGIBLE INSTITUTION. Note: The signatures of the persons signing this Withdrawal Notice must be the same as those signing the Agreement of Assignment and Transfer for Limited Partnership Depositary Units previously submitted to First Trust Co., L.P. in every respect.


Name(s) and Capacity
                     -----------------------------------------------------------
Address:
                     -----------------------------------------------------------
City, State, Zip:
                     -----------------------------------------------------------



                             GUARANTEE OF SIGNATURE

Name of Firm:
             -------------------------------------------------------------------
Authorized Signature:
                     -----------------------------------------------------------